                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1994

     Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
Subsidiaries included in the Registrant's consolidated financial statements
  AC Battery Corporation................................................   Michigan
  ACDelco Systems (M) Sdn Bhd...........................................   Malaysia
  ACG France (50.4% owned by General Motors Corporation and 49.6% owned
     by Adam Opel Aktiengesellschaft)...................................   France
       ACG Italia S.r.1. (99% owned by subsidiary and 1% owned by
          Opel France S.A.).............................................   Italy
       ACGI S.p.A. (98% owned by subsidiary and 2% owned by
          Opel France S.A.).............................................   Italy
       Aura Srl (75% owned by subsidiary)...............................   Italy
       DRB s.a./n.v. (51% owned by subsidiary)..........................   France
       Diavia Aire, S.A. (75% owned by subsidiary)......................   Italy
       Diavia S.r.1. (75% owned by subsidiary)..........................   Italy
       Opel France S.A. (99% owned by subsidiary).......................   France
       Texton S.A. .....................................................   France
          ENCI S.A.R.L. (99.8% owned by subsidiary).....................   France
          Texton P.L.C. (97.5% owned by subsidiary).....................   United Kingdom
  Adam Opel Aktiengesellschaft..........................................   Germany
     ACG Deutschland GmbH (99% owned by subsidiary and 1% owned by
       ACG France)......................................................   Germany
     Asset Leasing GmbH (95% owned by subsidiary).......................   Germany
     Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
       Object Kuno 65 KG (94% owned by subsidiary)......................   Germany
     Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
       Object Leo 40 KG (94% owned by subsidiary).......................   Germany
     General Motors GmbH & Co. OHG (99% owned by subsidiary)............   Germany
     GM Europe GmbH (99% owned by subsidiary and 1% owned by
       GM Service GmbH).................................................   Germany
     GM Service GmbH....................................................   Germany
     Opel-Automobilwerk Eisenach-PKW GmbH (80% owned by subsidiary).....   Germany
     Opel Eisenach GmbH.................................................   Germany
     Opel Hungary Automobile Production Ltd. ...........................   Hungary
     Opel Service GmbH..................................................   Germany
     Opel Turkiye Limited Sirketi (99.5% owned by subsidiary and 0.5%
      owned by General Motors Overseas Corporation).....................   Turkey
     Saginaw Deutschland GmbH...........................................   Germany
  Arabian Battery Holding Company.......................................   Delaware
  Automotive Battery Manufacturing, Inc. ...............................   Delaware
  Automotive Components Group Worldwide, Inc. ..........................   Delaware
  Automotive Components Group Worldwide Singapore PTE Ltd. .............   Singapore
  Battery Technology Services, Inc. ....................................   Delaware
  Controladora General Motors, S.A. de C.V. ............................   Mexico
     Centro Tecnico Herramental, S.A. de C.V. (80% owned by
      subsidiary).......................................................   Mexico

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
     Componentes Para Automotores, S.A. de C.V. ........................   Mexico
       Alambrados Automotrices, S.A. de C.V. ...........................   Mexico
       Cableados, S.A. de C.V. .........................................   Mexico
       Componentes Mecanicos de Matamoros, S.A. de C.V. ................   Mexico
       Ensamble de Cables y Componentes, S.A. de C.V. ..................   Mexico
       Productos Delco de Chihuahua, S.A. de C.V. ......................   Mexico
       Sistemas Electricos y Conmutadores, S.A. de C.V. ................   Mexico
     General Motors de Mexico, S.A. de C.V. ............................   Mexico
     Sistemas Para Automotores de Mexico, S.A. de C.V. .................   Mexico
       Alambrados y Circuitos Electricos, S.A. de C.V. .................   Mexico
       Conductores y Componentes Electricos de Juarez, S.A. de C.V. ....   Mexico
       Dr De Chihuahua, S.A. de C.V. ...................................   Mexico
       Ensamble de Cubiertas Automotrices, S.A. de C.V. ................   Mexico
       Rio Bravo Electricos, S.A. de C.V. ..............................   Mexico
       Vestiduras Fronterizas, S.A. de C.V. ............................   Mexico
Electro-Motive Maintenance Operations Pty Ltd. .........................   Australia
Empresas Ca-Le de Tlaxcala, S.A. de C.V. (57% owned by General Motors
  Corporation and 43% owned by Controladora General Motors, S.A. de
  C.V.).................................................................   Mexico
Exhaust Systems Corporation.............................................   Delaware
General Motors Acceptance Corporation...................................   New York
  Banque Opel (98% owned by subsidiary).................................   France
  Capital Auto Receivables, Inc. .......................................   Delaware
  GMAC, Australia (Finance) Limited.....................................   Australia
  GMAC Auto Receivables Corporation.....................................   Delaware
  GMAC Capital Corporation..............................................   Utah
  GMAC Comercial Automotriz Chile S.A. .................................   Chile
  GMAC Commercial Corporation...........................................   Delaware
  GMAC Holding S.A. de C.V. (99.95% owned by subsidiary and .05% owned
     by various GMAC subsidiaries)......................................   Mexico
     GMAC Arrendadora S.A. de C.V. .....................................   Mexico
     General Motors Acceptance Corporation, S.A. de C.V. ...............   Mexico
     Servicios GMAC S.A. de C.V. .......................................   Mexico
  GMAC International Finance, B.V. .....................................   Netherlands
  GMAC Italia Leasing S.p.A. ...........................................   Italy
  GMAC Leasing Corporation..............................................   Delaware
     Patlan Corporation.................................................   Delaware
     Patlan Marina, Inc. ...............................................   Michigan
     Patlan Restaurants, Inc. ..........................................   Michigan
  GMAC Mortgage Corporation.............................................   Michigan
     Colonial Mortgage Service Company Associates, Inc. ................   Pennsylvania
     GMAC Commercial Mortgage Corporation...............................   California
     GMAC Mortgage Corporation of PA....................................   Pennsylvania
     GMAC Mortgage Holdings, Inc. ......................................   Delaware
     GMAC Mortgage Securities II, Inc. .................................   Michigan
     GMAC RF, Inc. .....................................................   Michigan
     RMC Acquisition Corporation........................................   Delaware
  GMAC Overseas Finance Corporation N.V. ...............................   Netherlands Antilles
  GMAC Sverige AB.......................................................   Sweden
  General Motors Acceptance Corporation, Australia......................   Delaware
  General Motors Acceptance Corporation of Canada, Limited..............   Canada
     Canadian Securitized Auto Receivables Corporation..................   Canada

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
     GMAC Leaseco Limited...............................................   Canada
  General Motors Acceptance Corporation, Colombia S.A. .................   Delaware
  General Motors Acceptance Corporation, Continental....................   Delaware
  General Motors Acceptance Corporation Hungary Financial Services
     Limited Liability Company..........................................   Hungary
  General Motors Acceptance Corporation International...................   Delaware
  General Motors Acceptance Corporation Italia S.p.A. ..................   Italy
  General Motors Acceptance Corporation Nederland N.V. .................   Netherlands
     GMAC Espana, S.A. de Financiacion..................................   Spain
  General Motors Acceptance Corporation, North America..................   Delaware
  General Motors Acceptance Corporation (N.Z.) Limited..................   New Zealand
  General Motors Acceptance Corporation de Portugal -- Servicos
     Financeiros, S.A. (99% owned by subsidiary and 1% owned by General
     Motors Acceptance Corporation International).......................   Portugal
  General Motors Acceptance Corporation, South America..................   Delaware
     General Motors Acceptance Corporation de Venezuela, C.A. ..........   Venezuela
  General Motors Acceptance Corporation Suisse S.A. ....................   Switzerland
  General Motors Austria Beteiligungsgesellschaft m.b.H.................   Austria
     OPEL Leasinggesellschaft mbH (74% owned by subsidiary).............   Austria
  Motors Insurance Corporation..........................................   New York
     Cadmic Agency Corporation..........................................   Delaware
     Car Care Plan (Holdings) Limited (99.9% owned by subsidiary and .1%
      owned by GMOC Administrative Corporation).........................   England
     Car Care Plan (Securities Division) Limited (99.9% owned by Car
      Care Plan (Holdings) Limited and .1% owned by GMOC Administrative
      Corporation)......................................................   England
     CIM Insurance Corporation..........................................   New York
     MIC General Insurance Corporation..................................   Indiana
     MIC Life Insurance Corporation.....................................   Delaware
     MIC Property and Casualty Insurance Corporation....................   Michigan
     MIC Re Corp. ......................................................   Delaware
     MIC Services Corporation...........................................   Delaware
     Motors Insurance Company Limited...................................   England
     Motors Insurance Purchasing Group, Inc. ...........................   Michigan
     Motors Mechanical Reinsurance Company, Limited.....................   Barbados
     NAVCO Corp. .......................................................   Missouri
     Trinity General Agency, Inc. ......................................   Texas
  Opel Bank GmbH........................................................   Germany
  Opel Leasing GmbH & Co. OHG...........................................   Germany
     Opel Leasing Verwaltungs GmbH (60% owned by Opel Bank GmbH,
       20% owned by General Motors Acceptance Corporation, and 20% owned
       by Adam Opel Aktiengesellschaft).................................   Germany
  Wholesale Auto Receivables Corporation................................   Delaware
General Motors de Argentina S.A. (80% owned by General Motors
  Corporation)..........................................................   Argentina
General Motors Asia, Inc. ..............................................   Delaware
  General Motors (Thailand) Ltd. .......................................   Thailand
General Motors Asian and Pacific Operations.............................   Singapore
General Motors do Brasil Ltda. .........................................   Brazil
  Brazauto Trading (Cayman) Limited.....................................   Cayman Island
  Cruz Alta -- Comercio e Participacoes Ltda. ..........................   Brazil
  GM Factoring Sociedade de Fomento Comercial Ltda. ....................   Brazil
General Motors of Canada Limited........................................   Canada

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
General Motors Chile S.A., Industria Automotriz.........................   Chile
General Motors China (Components), Inc. ................................   Delaware
  Beijing WY-GM Automotive Electronic Control Co., Limited
     (51% owned by subsidiary)..........................................   People's Republic
                                                                           of China
General Motors China, Inc. .............................................   Delaware
General Motors Colmotores, S.A. (82.6% owned by General Motors
  Corporation)..........................................................   Colombia
General Motors Commercial Corporation...................................   Delaware
General Motors Development Corporation..................................   Delaware
General Motors del Ecuador S.A. (98% owned by General Motors
  Corporation)..........................................................   Ecuador
General Motors (Europe) AG..............................................   Switzerland
General Motors Export Corporation.......................................   Delaware
General Motors Foreign Sales Corporation................................   U.S. Virgin Islands
General Motors Holdings (U.K.)..........................................   England
  General International (UK) Limited (50% owned by subsidiary and 50%
     owned by GMOC Administrative Services Corporation).................   England
  General Motors Acceptance Corporation (U.K.) Public Limited Company...   England
     General Motors Acceptance Corporation (U.K.) Finance plc...........   England
     GMAC Leasing (U.K.) Limited........................................   England
     GMAC Leasing (U.K.) (No. 1) Limited................................   England
     GMAC Leasing (U.K.) (No. 2) Limited................................   England
     GMAC Leasing (U.K.) (No. 3) Limited................................   England
  Group Lotus, plc (84.6% owned by subsidiary and 15.4% owned by GMLG
     Ltd.)..............................................................   United Kingdom
       MLS UK Ltd. .....................................................   England
     IBC Vehicles Limited (60% owned by subsidiary).....................   United Kingdom
     Millbrook Land and Co. Ltd. .......................................   England
     Millbrook Pension Management Ltd. (99% owned by subsidiary)........   England
     Millbrook Proving Ground Ltd. .....................................   England
     VHC Sub-Holdings (UK) Ltd. ........................................   England
     Vauxhall Motors (Finance) Plc. ....................................   England
     Vauxhall Motors Limited............................................   England
General Motors Indonesia, Inc. .........................................   Delaware
General Motors Interamerica Corporation.................................   Delaware
General Motors International Operations, Inc. ..........................   Delaware
General Motors Investment Management Corporation........................   Delaware
General Motors Japan Ltd. ..............................................   Japan
General Motors Korea, Inc. .............................................   Delaware
General Motors Market Development of Canada Limited.....................   Canada
General Motors Nederland B.V. ..........................................   Netherlands
  Allison Transmission Europe B.V. .....................................   Netherlands
  General Motors Poland Spolka, zo.o....................................   Poland
  General Motors Yugoslavia, d.o.o. ....................................   Yugoslavia
  Opel C&S spol. s.r.o. ................................................   Czechoslovakia
  Opel Nederland B.V. ..................................................   Netherlands
General Motors Overseas Corporation.....................................   Delaware
  AC Delco Systems Australia Ltd. ......................................   Australia
  AC Delco Systems Overseas Corporation.................................   Delaware
  Delco Chassis Overseas Corporation....................................   Delaware
     Automotive Components Group Espana, S.A. ..........................   Spain
     Delco Limited......................................................   England

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
     Saginaw Limited....................................................   England
  G.M. Holding (Portugal) SGPS, Lda. (50% owned by subsidiary and 50%
     owned by General Motors Corporation)...............................   Portugal
       CABLESA-Industria de Componentes Electricos Sociedade Anonima....   Portugal
     INLAN -- Industria de Componentes Mecanicos, S.A. .................   Portugal
     Opel Portugal, Lda. ...............................................   Portugal
  GMOC Administrative Services Corporation..............................   Delaware
     Fisher Body Limited (50% owned by subsidiary and 50% owned by GM
       (UK) Pension Trustees Limited)...................................   Ireland
     GM (UK) Pension Trustees Limited (50% owned by subsidiary and 50%
      owned by Vauxhall Motors Limited).................................   United Kingdom
  GMOC Australia Pty. Ltd. .............................................   Australia
  General Motors-Holden's Automotive Limited (49% owned by subsidiary and 51% owned by United Australian Automotive Industries
     Limited)...........................................................   Australia
  General Motors Overseas Commercial Vehicle Corporation................   Delaware
  Holden's Motor Overseas Corporation Limited...........................   Delaware
  Lidlington Engineering Company, Ltd. .................................   Delaware
  Truck and Bus Engineering U.K., Limited...............................   Delaware
  Venezolana de Industrias Automotrices, C.A. ..........................   Venezuela
     General Motors Venezolana, C.A. ...................................   Venezuela
     General Motors de Venezuela, C.A. .................................   Venezuela
General Motors Overseas Distribution Corporation........................   Delaware
  General Motors Import & Distribution GmbH.............................   Germany
  General Motors Investment Services Company N.V. ......................   Belgium
  General Motors Luxembourg Operations S.A. ............................   Luxembourg
  GMODC Finance N.V. ...................................................   Netherlands Antilles
  Packard Elektrik Sistemleri Limited Sirketi (97.6% owned by subsidiary
     and 2.4% owned by General Motors Overseas Corporation).............   Turkey
General Motors Peru S.A.................................................   Peru
General Motors Receivables Corporation..................................   Delaware
General Motors Uruguay, S.A.............................................   Uruguay
GM Allison Japan Limited................................................   Japan
GM Auto Receivables Co. ................................................   Delaware
GMC Truck Motors Development Corporation................................   Delaware
GM-DI Leasing Corporation...............................................   Delaware
GM Hughes Electronics Corporation.......................................   Delaware
  Delco Electronics Corporation.........................................   Delaware
     Delco Electronics Asia/Pacific Pte Ltd. ...........................   Singapore
     Delco Electronics Europe GmbH......................................   Germany
     Delco Electronics Overseas Corporation.............................   Delaware
     Delco Electronics Service Corporation..............................   Delaware
     Delnosa, S.A. de C.V. .............................................   Mexico
     Deltronicos de Matamoros, S.A. de C.V. ............................   Mexico
     GM Singapore Pte. Ltd. ............................................   Singapore
     Mecel AB...........................................................   Sweden
  H E Microwave Corporation.............................................   Delaware
  Hughes Aircraft Company...............................................   Delaware
     Advanced Electronics Systems International.........................   California
     AMI Instruments, Inc. .............................................   Oklahoma
     DIRECTV Enterprises, Inc. .........................................   Delaware
     HUSINT S.A. .......................................................   Switzerland

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
     Hughes Aircraft of Canada Limited..................................   Canada
     Hughes Aircraft Holdings Canada Ltd. ..............................   Canada
     Hughes Aircraft Mississippi, Inc. .................................   California
     Hughes Aircraft -- South Carolina..................................   California
     Hughes Aircraft Systems International..............................   California
     Hughes Asia Pacific Hong Kong Limited..............................   Hong Kong
     Hughes Australia International PTY Ltd. ...........................   Australia
     Hughes-Avicom International, Inc. .................................   California
     Hughes Communications, Inc. .......................................   California
     Hughes Danbury Optical Systems, Inc. ..............................   Delaware
     Hughes Data Systems................................................   California
     Hughes Document Production Services, Inc. .........................   Delaware
     Hughes Electronic Technologies, Inc. ..............................   Delaware
     Hughes Electronics Manufacturing Service Company...................   Delaware
     Hughes Environmental Systems, Inc. ................................   California
     Hughes Espana S.A. ................................................   Spain
     Hughes Europe N.V. ................................................   Belgium
     Hughes Foreign Sales Corporation...................................   U.S. Virgin Islands
     Hughes Georgia, Inc. ..............................................   Delaware
     Hughes Identification Devices, Inc. ...............................   Delaware
     Hughes Information Technology Corporation..........................   Delaware
     Hughes International Corporation...................................   Delaware
     Hughes International de Mexico, S.A. de C.V. ......................   Mexico
     Hughes International Sales Corporation.............................   California
     Hughes International Sales Corporation No. 2.......................   California
     Hughes Investment Management Company...............................   California
     Hughes-JVC Technology Corporation (60% owned by subsidiary.........   Delaware
     Hughes LAN Systems, Inc. ..........................................   California
     Hughes Lexington, Inc. ............................................   Delaware
     Hughes Microelectronics Limited....................................   United Kingdom
     Hughes Missiles Electronics, Inc. .................................   California
     Hughes Missile Systems Company.....................................   Delaware
     Hughes Nadge Corporation...........................................   Delaware
     Hughes Network Systems, Inc. ......................................   Delaware
     Hughes Network Systems Limited.....................................   United Kingdom
     Hughes Power Products, Inc. (60% owned by subsidiary and 40% owned
      by General Motors Corporation)....................................   Delaware
     Hughes Power Supplies Corporation..................................   Delaware
     Hughes Research Analytics, Inc. ...................................   Delaware
     Hughes STX Corporation.............................................   Delaware
     Hughes Saudi Arabia Limited........................................   Delaware
     Hughes Space and Communications International, Inc. ...............   Delaware
     Hughes Systems Management International............................   California
     Hughes Technical Services Company..................................   California
     Hughes Training, Inc. .............................................   Delaware
     Hughes Transportation Control Systems, Inc. .......................   Delaware
     Hughes (U.K.) Limited..............................................   England
     International Electronics Systems, Inc. ...........................   California
     L-T Ranches, Inc. .................................................   California
     MDP, Ltd. .........................................................   California
     Santa Barbara Research Center......................................   California

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
     Spectrolab, Inc. ..................................................   California
     Systems Building Corp. ............................................   Arizona
GMLG Ltd. ..............................................................   Delaware
  MLS USA, Inc. ........................................................   Delaware
GM Ovonic L.L.C. (60% owned by General Motors Corporation)..............   Michigan
Holden New Zealand Limited..............................................   New Zealand
IBC Vehicles (Distribution) Limited (60% owned by General Motors
  Corporation)..........................................................   United Kingdom
Kabelwerke Reinshagen GmbH (97.9% owned by General Motors
  Corporation)..........................................................   Germany
     F&G Megamos Sicherheitselektronik GmbH.............................   Germany
     Kabelwerke Reinshagen Werk Berlin GmbH (75.5% owned by subsidiary
      and 18.5% by General Motors Corporation)..........................   West Berlin
     Kabelwerke Reinshagen Werk Neumarkt GmbH (75.5% owned by subsidiary
      and 18.5% by General Motors Corporation)..........................   Germany
     Reinshagen GmbH....................................................   Germany
Motors Trading Corporation..............................................   Michigan
National Car Rental System Inc. ........................................   Delaware
New Center Neighborhood Services Corporation............................   Michigan
Opel Austria GmbH.......................................................   Austria
  AC Delco Systems Austria GmbH.........................................   Austria
  Opel Hungary Automotive Distribution Ltd..............................   Hungary
  Opel Hungary Automotive Manufacturing Ltd. ...........................   Hungary
Opel Belgium N.V. ......................................................   Belgium
Opel Espana, S.A. (73.5% owned by General Motors Corporation and 26.5%
  owned by Adam Opel Aktiengesellschaft)................................   Spain
     ACG Componentes, S.A. .............................................   Spain
     General Motors ACG, S.A. ..........................................   Spain
Opel Ireland Limited....................................................   Ireland
Opel Italia S.p.A. (99.9% owned by General Motors Corporation and 0.1%
  owned by General Motors Overseas Distribution Corporation)............   Italy
Opel Norge AS...........................................................   Norway
Opel Oy.................................................................   Finland
Opel Suisse S.A. .......................................................   Switzerland
  GM-Saab Communication GmbH (55% owned by subsidiary)..................   Switzerland
Packard CTA Pty. Ltd. (60% owned by General Motors Corporation).........   Australia
Packard Electric China, Inc. ...........................................   Delaware
Packard Electric Europa Ges.m.b.H. .....................................   Austria
  Packard Electric Burgenland GmbH......................................   Austria
  Packard Electric Vas kft (60% owned by subsidiary)....................   Hungary
  Reinshagen Tournai S.A. (99% owned by subsidiary and 1% owned by
     Packard Electric Burgenland GmbH)..................................   Belgium
Packard Electric Ireland Limited........................................   Ireland
Packard Electric Poland Sp. zo.o. ......................................   Poland
Packard Hughes Interconnect Company.....................................   Delaware
  Packard Hughes Interconnect Connection Systems........................   California
  Packard Hughes Interconnect Engineering Services......................   Delaware
  Packard Hughes Interconnect Wiring Systems............................   California
PT General Motors Buana Indonesia (60% owned by General
  Motors Corporation)...................................................   Indonesia
RGR Holdings, Inc. .....................................................   Delaware
  Electronic Data Systems Corporation...................................   Texas
       Alpha Joshua, Inc. ..............................................   California

                                                                                 STATE OR
                                                                              SOVEREIGN POWER
                           NAME OF SUBSIDIARY                                OF INCORPORATION
- ------------------------------------------------------------------------   ---------------------
       Alpha Mariah, Inc. ..............................................   California
       American Network Leasing Corporation.............................   Nevada
       Appex, Inc. .....................................................   Delaware
       Beta Mariah, Inc. ...............................................   California
       Beta Willow, Inc. ...............................................   California
       Deep Star, Inc. .................................................   California
       EDS Acquisition Corporation #4...................................   Delaware
       EDS Antares, Inc. ...............................................   Nevada
       E.D.S. of Canada, Ltd. ..........................................   Canada
       EDS Crisis Response Foundation...................................   Texas
       E.D.S. De Mexico, S.A. De C.V. ..................................   Mexico
       EDS Electronic Financial Services, Inc. .........................   Delaware
       EDS Export Corporation...........................................   U.S. Virgin Islands
       EDS Fleet Services, Inc. ........................................   Texas
       EDS Global Services, Inc. .......................................   Delaware
       E.D.S. International Corporation.................................   Texas
       EDS Personal Communications Corporation (87% owned by subsidiary
        and 13% by Appex, Inc.).........................................   Delaware
       EDS-Scicon, US Software Products Group Incorporated..............   Delaware
       E.D.S. Spectrum Corporation......................................   Nevada
       EDS Technical Products Corporation...............................   Delaware
       EDS VLT Holdings, Inc. ..........................................   Nevada
       EDS Vermogensverwaltungs GmbH....................................   Germany
       E.D.S. World Corporation (Far East)..............................   Nevada
       E.D.S. World Corporation (Netherlands)...........................   Texas
       Federal Computer Services Corporation (66.7% owned by
        subsidiary).....................................................   Delaware
       Japan Systems Company Limited (51% owned by subsidiary)..........   Japan
       M&SD Network Services, Inc. .....................................   Delaware
       OAN Services, Inc. ..............................................   Texas
       Oy EDS Electronic Data Systems Ab................................   Finland
       Power Investment Corporation.....................................   Nevada
       PREMISYS Corporation.............................................   Texas
       Scicon Energy, Inc. .............................................   Delaware
       Scicon International Systems Company Incorporated................   Delaware
       Subarban Limited Liability Company (74.2% owned by subsidiary and
          1.1% owned by EDS Technical Products Corporation).............   Nevada
       Telecommunications International, Inc. ..........................   California
       Ward FSC, Ltd. ..................................................   Bermuda
Rimir, S.A. de C.V. ....................................................   Mexico
Saab Opel Sverige AB....................................................   Sweden
Saturn Corporation......................................................   Delaware
  Saturn Distribution Corporation.......................................   Delaware
Saturn County Bond Corporation..........................................   Delaware
Unicables, S.A. ........................................................   Spain
  Asientos IFG, S.A. ...................................................   Spain
  Cableados Integrados S.A. ............................................   Spain
  Conexionados Electricos Tarazona S.A. ................................   Spain

     236 directly or indirectly owned subsidiaries

     Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:

        18 other directly or indirectly owned domestic and foreign subsidiaries

           13 active subsidiaries

           5 inactive subsidiaries

        35 fifty-percent owned companies and 79 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

     In addition, the Registrant owns 100% of the voting control of the following companies:

        397 dealerships operating under dealership assistance plans and engaged in retail distribution of General Motors products

           267 dealerships operating in the United States

           130 dealerships operating in foreign countries

     Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

     During 1994, there were changes in the number of subsidiaries and companies of the Registrant, as follows:

        11 directly and 27 indirectly owned domestic subsidiaries, and 9 directly and 78 indirectly owned foreign subsidiaries were organized or acquired. 5 indirectly owned domestic subsidiaries, and 2 directly and 16 indirectly owned foreign subsidiaries were dissolved or sold. A fifty-percent interest and less than fifty-percent interests were acquired in 7 companies and 15 companies, while interests in 3 fifty-percent owned and 5 less than fifty-percent owned companies were terminated. 1 directly owned active nonconsolidated domestic subsidiary was reclassified to inactive nonconsolidated subsidiary. 1 indirectly owned foreign subsidiary was reclassified to fifty-percent owned associate. 1 directly owned domestic subsidiary acquired in 1994 decreased in ownership to less than twenty-percent owned and was removed from the list. 1 indirectly owned domestic subsidiary changed ownership to less than 20% owned and was removed from list. 2 directly owned foreign subsidiaries changed to directly less than fifty-percent owned foreign associates. 1 fifty-percent owned foreign associate and 5 less than fifty-percent owned foreign associates increased in ownership to greater than fifty-percent and moved to indirectly owned foreign subsidiaries. 1 less than fifty-percent owned foreign associate decreased in ownership to less than twenty-percent owned and removed from list. 1 directly owned foreign affiliate increased ownership and changed to indirectly less than fifty-percent owned foreign associate. 1 indirectly less than fifty-percent owned foreign associate increased ownership and changed to indirectly owned foreign subsidiary.

     The number of dealerships operating under dealership assistance plans decreased by a net of 25.

                                 * * * * * * *